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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2012

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500
Berkeley Heights, NJ 07922
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On September 13, 2012, Cyclacel Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has received notification from NASDAQ that it has regained compliance with the minimum bid price rule for continued listing on The NASDAQ Global Select Market.  Accordingly, the Company has regained compliance with Listing Rule 5450(a)(1) and the matter is closed.

A copy of the press release is attached as Exhibit 99.1.  Neither the filing of the press release as an exhibit to this report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this report. The information available at our internet address is not part of this report or any other report filed by us with the Securities and Exchange Commission.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 The following exhibit is furnished with this Report:

Exhibit No.	Description

99.1	Press Release dated September 13, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

	By:	/s/ Paul McBarron
	Name:	Paul McBarron
	Title:	Executive Vice President—Finance,
Chief Financial Officer and
Chief Operating Officer

Date: September13, 2012

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